Exhibit 10.9

                            MORTGAGE BROKER AGREEMENT

This agreement (the "Agreement") is effective as of the 23 day of March, 1999, and is entered into in San Jose, California, by and between FIRST FRANKLIN FINANCIAL CORPORATION, a Delaware corporation ("FFFC"), and WESTMARK MORTGAGE CORP. ("BROKER").

RECITALS
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A.   BROKER is in the business of negotiating loans on behalf of others
     ("Borrower(s)") for a fee or other consideration.

B. FFFC is in the business of, among other things, making loans secured by real property.

C. The parties wish to establish a relationship whereby BROKER. as an independent contractor, will submit Borrower loan packages to FFFC for possible funding ("Loan(s)"), all in accordance with the terms contained herein.

AGREEMENT
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NOW, THEREFORE, the parties agree as follows:

1.       SUBMISSION OF LOAN Packages.  BROKER will:
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         1.1      COMPLETED PACKAGES. Submit to FFFC completed Loan packages for
                  Borrowers under such programs, terms, and requirements as FFFC may establish from time to time;

         1.2 CREDIT INFORMATION. Furnish to FFFC at BROKER'S sole expense such credit, financial, and other information concerning Borrowers that FFFC may require in determining whether to approve and fund the Loan(s); and

         1.3 OTHER SERVICES. Perform at BROKER'S sole expense such other services as FFFC shall require in closing the Loan(s). No Appraisal or Title company controlling, controlled by or under common control with Broker shall be used in connection with the closing of any loan.

2. FFFC'S DISCRETION. Nothing in this Agreement shall require FFFC to approve and/or fund any Loan presented by BROKER, which approval shall be solely within FFFC's absolute discretion. BROKER shall not warrant or represent to any Borrower that FFFC has approved or will approve and fund any Loan until such time as BROKER is so informed by FFFC in writing.

3. FEES. Any fee, commission, or other consideration to be received by BROKER with respect to any Loan shall be paid by FFFC to BROKER only after FFFC deducts from the Loan all its fees and charges in connection therewith as specified in FFFC price schedules released from time to time. No payment whatsoever shall be owed to BROKER by FFFC on account of any proposed Loan which is not funded and closed.

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4.       Warranties by BROKER. BROKER represents and warrants to FFFC that:

         4.1 LOAN SUBMISSION. The contents of all Loan packages submitted to FFFC immediately shall become the property of FFFC, and all information therein may be subject to FFFC's independent verification.

         4.2 NO UNTRUE STATEMENTS. None of the statements or information with respect to income documentation, cash or cash equivalent asset documentation, or subject property occupancy documentation contained in any Loan package submitted to FFFC will contain any untrue statement or omit to state a fact necessary in order to make such statements or information not misleading. BROKER understands that by making the warranty contained in this subparagraph it is warranting the accuracy of all income documentation, cash or cash equivalent documentation, or subject property occupancy documentation contained in any Loan package submitted to FFFC, whether or not BROKER has knowledge, or reason to suspect, any inaccuracy contained therein.

         4.3 DULY LICENSED. BROKER possesses all necessary licenses and permits from all applicable local, state and federal authorities to engage in the activities contemplated by this Agreement.

         4.4 COMPLIANCE WITH LAWS. In connection with BROKER's activities in general and with the preparation of Loan packages for Borrowers. BROKER wilt comply with all applicable laws. rules, and regulations, and amendments thereto, including without limitation the Truth-ln-Lending Act and Regulation Z issued thereunder; the Fair Credit Reporting Act; the Equal Credit Opportunity Act and Regulation B issued thereunder; the Real Estate Settlement Procedures Act and Regulation X issued thereunder; and all state and federal fair lending laws and regulations.

         4.5 VALID ORGANIZATION. BROKER is. and throughout the term of this Agreement will be. a corporation duly organized, validly existing, and in good standing under the laws of the state of its organization and has all necessary power and authority to execute this Agreement, which has been authorized by all necessary corporate action. The execution, delivery, and performance of this Agreement by BROKER will not violate any agreement to which BROKER is a party.

5. REPRESENTATION; WARRANTIES TRUE AT FUNDING; CLOSING. The representations and warranties made by BROKER to FFFC shall be true in ail respects on the dates the Loan is funded by FFFC and the Loan transaction closes. If at any time during the period between the submission of any Loan package to FFFC and the funding and closing of the Loan, BROKER learns, or has reason to believe, that any of its representations and warranties may cease to be true, BROKER shall give written notice thereof to FFFC immediately.

6. BROKER'S INDEMNIFICATION. BROKER shall indemnify and hold FFFC harmless from and against, and shall reimburse FFFC with respect to forty percent (40%) of any and all loss, damage, liability, costs, and expenses, including, reasonable attorneys' fees and incurred by FFFC by reason of or arising out of or in connection with (a) any breach of any representation or warranty contained in paragraph 4, and (b) and the


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         failure of BROKER to perform any obligation required by the Agreement to be performed by it. Should any event requiring indemnification under this paragraph occur, in its attempt to mitigate its losses FFFC shall consult with the Broker with regard to (a) selecting a Realtor to market the property securing the Loan, (b) selling the Loan to another investor at a discount, or (c) refinancing the Loan through the BROKER. Not withstanding the foregoing, all decisions respecting mitigation shall be made by FFFC.

7. NO SOLICITATION. For one hundred-twenty (120) days after the funding of any Loan by FFFC with above par pricing, BROKER shall not solicit, or take any refinance loan application on the same property from, the Borrower(s) to whom such Loan was made.

8. TERMINATION OF AGREEMENT. This Agreement may be terminated at any time by written notice by either party, provided that the obligations contained in paragraphs 3 through 12 shall survive termination.

9. FORUM; GOVERNING LAW. This Agreement shall be deemed to have been entered in the County of Santa Clara, State of California, and all questions regarding the validity, interpretation, or performance of any of its terms or of any rights or obligations of the parties shall be governed by California law. Any action arising out of this Agreement shall be initiated only in a California court or in the Northern District of the United States District Court.

10.      MISCELLANEOUS.
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         10.1     ATTORNEYS' FEES. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they might be entitled.

         10.2 ENTIRE AGREEMENT AMENDMENT. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties.

         10.3 WAIVERS; NON-CUMULATIVE REMEDIES. Failure or delay on the part of either party to audit any Loan or to exercise any right provided for herein shall not act as a waiver of any right hereunder, nor shall any single or partial exercise of any right by any party preclude any other or further exercise thereof. No waiver of any, of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Remedies herein are deemed as cumulative and nonexclusive on each other.

11. DISCLOSURE OF INFORMATION. BROKER understands and agrees that FFFC may report instances of BROKER's making any material misstatement in


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         connection with a Loan, or BROKER's knowingly aiding a Borrower to do the same, to the appropriate regulatory agency or any other interested party, including other mortgage bankers. BROKER acknowledges the importance to the mortgage industry of FFFC's right and necessity to disclose such information and waives any and all claims for liability, damages, or equitable or administrative relief in connection with FFFC's disclosure of such information.

Wherefore, the parties have executed this agreement effective as of the date first above written.

BROKER:                                     FFFC:

Print Name: Westmark Mortgage Corporation   First Franklin Financial Corporation
                                            2150 N. First Street
Address: 8000 N. Federal Highway            San Jose, California  95131
                                            (408) 955-9600
City, State, Zip: Boca Raton, FL  33487
                                            By: /s/
                                               ---------------------------------
Fax:  561-526-3696                                      Name             Title

By: /s/ Payton Story, III  President        Date:  8/20/99
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        Name                Title

Date:  3/23/99
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